Exhibit 99.1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

Surna Media Inc.

(A Development Stage Company)

Hong Kong, China

We have audited the accompanying consolidated balance sheet of Surna Media Inc. and its subsidiaries (collectively, the Company”) as of December 31, 2010 and the related consolidated statements of operations, cash flows and changes in stockholders’ equity (deficit) for the years ended December 31, 2010 and for the period from June 14, 2010 (inception) through December 31, 2010. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Surna Media Inc. and its subsidiaries, as of December 31, 2010 and the results of their operations and their cash flows for the years ended December 31, 2010 and for the period from June 14, 2010 (inception) through December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that Surna Media Inc. will continue as a going concern. As discussed in Note 3 to the financial statements, the Company has suffered losses from operations which raise substantial doubt about its ability to continue as a going concern. Management’s plans regarding those matters also are described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

MaloneBailey, LLP

www.malonebailey.com

Houston, Texas

February 15, 2012

F1

SURNA MEDIA INC. (a development stage company)
Consolidated Balance Sheets
(U.S. Dollars)
	June 30,	December 31,
	2011	2010
	(unaudited)
ASSETS
Current Assets
Cash	$14,484	$158
Total Current Assets	14,484	158

TOTAL ASSETS	$14,484	$158

LIABILITIES AND STOCKHOLDERS’ DEFICIT
CURRENT LIABILITIES
Accrued liabilities	$3,770	$-
Amounts due to related parties	1,198,470	97,387
Total Current Liabilities	1,202,240	97,387
TOTAL LIABILITIES	1,202,240	97,387

STOCKHOLDERS’ DEFICIT
Common stock, $1 par value; 50,000 shares authorized, 525 and 100 shares issued and outstanding as of June 30, 2011 and December 31, 2010, respectively	525	100
Accumulated other comprehensive loss	(472)	-
Deficit accumulated during the development stage	(1,187,809)	(97,329)
Total Stockholders’ Deficit	(1,187,756)	(97,229)

TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$14,484	$158

The accompanying notes are an integral part of these financial statements

F2

SURNA MEDIA INC. (a development stage company)
Consolidated Statements of Operations and Other Comprehensive Income (U.S. Dollars)

	Six months ended June 30, 2011	June 14, 2010 (inception) to June 30, 2010	June 14, 2010 (inception) to December 31, 2010	June 14, 2010 (inception) to June 30, 2011
	(unaudited)	(unaudited)		(unaudited)

General and Administrative expenses	$1,090,480	$280	$97,329	$1,187,809

Net loss	1,090,480	280	97,329	1,187,809

Foreign currency translation adjustments	472	-	-	472

Comprehensive loss	$1,090,952	$280	$97,329	$1,188,281

Basic and diluted net loss per share	$10,187	$-	$3,244

Weighted average number of common shares outstanding, basic and diluted	107	-	30

The accompanying notes are an integral part of these financial statements

F3

SURNA MEDIA INC. (a development stage company) Consolidated Statement of Changes in Stockholders’ Deficit (U.S. Dollars)
	Common Stock		Accumulated	Accumulated Other	Total
	Shares	Amount	Deficit	Comprehensive Income (loss)	Stockholders’ Deficit

Balance, June 14, 2010 (inception)	-	$-	$-	$-	$-

Common stock issued for cash	100	100	-	-	100
Net loss for the period from June 14, 2010 (Inception) to December 31, 2010	-	-	(97,329)	-	(97,329)

Balance, December 31, 2010 (audited)	100	100	(97,329)	-	(97,229)

Common stock issued for cash	425	425	-	-	425

Accumulative other comprehensive loss	-	-	-	(472)	(472)

Net loss for the six months ended June 30, 2011	-	-	(1,090,480)	-	(1,090,480)

Balance, June 30, 2011(unaudited)	525	$525	$(1,187,809)	$(472)	$(1,187,756)

The accompanying notes are an integral part of these financial statements

F4

SURNA MEDIA INC. (a development stage company)
Consolidated Statements of Cash Flows (U.S. Dollars)

	Six months ended June 30, 2011	June 14, 2010 (inception) to June 30, 2010	June 14, 2010 (inception) to December 31, 2010	June 14, 2010 (inception) to June 30, 2011
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(1,090,480)	$(280)	$(97,329)	$(1,187,809)
Adjustments to reconcile net loss to cash used by operating activities:	-	-	-	-
Changes in operating liabilities:
Accrued liabilities	3,770	58	-	3,770
Amount due to related party	1,101,083	222	97,387	1,198,470
Net cash provided by operating activities	14,373	-	58	14,431

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from common stock issued	425	-	100	525
Cash flows provided by financing activities	425	-	100	525

EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	(472)	-	-	(472)

Net increase in cash	14,326	-	158	14,484
Cash, beginning of period	158	-	-	-
Cash, end of period	$14,484	$-	$158	$14,484

The accompanying notes are an integral part of these financial statements

F5

SURNA MEDIA INC.

(a development stage company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

For the year ended December 31, 2010 and the six months ended June 30, 2011

1.  ORGANIZATION AND DESCRIPTION OF BUSINESS ORGANIZATION

Surna Hongkong Limited (“Surna HK”) was incorporated in Hong Kong on June 14, 2010 by Taeping Limited, a Hong Kong company owned by Lim Clarke & Co Limited.

Surna Media Inc. (“we”, “our”, “Surna Media” or the “Company”) was incorporated in the British Virgin Islands (“BVI”) on October 29, 2010 also by Lim Clarke & Co Limited.  The principal activity of the Company is media and investment.

Surna Media acquired 100% of Surna HK on March 7, 2011.

Surna HK also owns 100% ownership interest in Flying Cloud Information Technology Co. Ltd. (referred to herein as “Flying Cloud”) which was established as a wholly-owned foreign entity under the laws of the People’s Republic of China (“PRC”) on April 2, 2011 by Surna HK. The business of Flying Cloud includes the development and maintenance of computer network technology applications, and computer hardware, software and e-commerce technology. The principal activities of Flying Cloud are research, development, commercialization, manufacture and sale of information technology products and providing internet services.

Development Stage Company - Surna Media is considered to be in the development stage and has had no commercial revenues to date. The Company is still devoting substantially all of its efforts on game development activities.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America. The consolidated financial statements include the Company’s accounts and those of its wholly-owned subsidiaries. Upon consolidation, all significant intercompany accounts and transactions are eliminated.

Surna HK and Flying Cloud were combined as of the purchase date by Surna Media under the purchase method of accounting.  Flying Cloud had nominal operations up to that point.

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

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Foreign currency translation

The functional currency of the Company is the United States Dollars (“USD”). The functional currency of the Company’s operating subsidiary, Surna HK, is the Hong Kong Dollar (“HKD”).The functional currency of the Surna HK’s operating subsidiary in PRC, Flying Cloud, is the Renminbi (“RMB”), the PRC’s currency. Monetary assets and liabilities denominated in currencies other than the functional currency are translated into the functional currency at rates of exchange prevailing at the balance sheet dates. Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchange rates prevailing at the dates of the transaction. Exchange gains or losses arising from foreign currency transactions are included in the determination of net income (loss) for the respective periods.

For financial reporting purposes, the consolidated financial statements of the Company are translated into the Company’s reporting currency, United States Dollars (“USD”). Balance sheet accounts are translated using the closing exchange rate in effect at the balance sheet date and income and expense accounts are translated using the average exchange rate prevailing during the reporting period.

Adjustments resulting from the translation, if any, are included in accumulated other comprehensive income (loss) in stockholders’ equity.

The exchange rates used for foreign currency translation were as follows (USD$1 = HKD):

Period Covered	Balance Sheet Date Exchange Rates	Year to Date Average Exchange Rates

Year ended December 31, 2010	7.8	7.8
Six months ended June 30, 2011	7.8	7.8

The exchange rates used for foreign currency translation were as follows (USD$1 = RMB):

Period Covered	Balance Sheet Date Exchange Rates	Year to Date Average Exchange Rates

Six months ended June 30, 2011	6.4641	6.4935

Cash and cash equivalents

The Company considers all certificates of deposit, money market accounts, and investment grade commercial paper that are readily convertible into cash and purchased with original maturities of three months or less to be cash equivalents. At June 30, 2011 and December 31, 2010 the Company held no cash equivalents. The Company maintains cash balances at an institution that is insured by the Federal Deposit insurance Corporation up to $250,000. No amounts were in excess of the federally insured program limits for the six months ended June 30, 2011 or the year ended December 31, 2010. None of the Company’s cash balance is restricted as to withdrawal.

F7

Fair Value Measurements

The carrying value of financial instruments, including cash and cash equivalents, accrued liabilities, and accounts payable approximate fair value because of the short maturity of these instruments. The carrying amount of amounts due to related party approximates fair value primarily because all amounts due to related parties are due on demand and considered short term.

Basic and Diluted Net Loss per Common Share

Basic net loss per common share is computed by dividing net loss by the weighted-average number of common shares outstanding during the period. Diluted net loss per common share is determined using the weighted-average number of common shares outstanding during the period, adjusted for the dilutive effect of common stock equivalents. In periods when losses are reported, the weighted-average number of common shares outstanding excludes common stock equivalents, because their inclusion would be anti-dilutive.

Income Taxes

The Company accounts for income taxes using the asset and liability approach for financial accounting and reporting for income taxes and recognizes and measures deferred tax assets based upon the likelihood of realization of tax benefits in future years. Under the asset and liability approach, deferred taxes are provided for the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is provided for deferred tax assets if it is more likely than not these items will either expire before the Company is able to realize their benefits, or that future deductibility is uncertain.

Comprehensive income

The Company has adopted ASC 220, “Comprehensive Income”, which establishes standards for reporting and display of comprehensive income (loss), its components and accumulated balances. Components of comprehensive income (loss) include net income (loss) and foreign currency translation adjustments.

Commitments and contingencies

In the normal course of business, the Company is subject to loss contingencies, such as legal proceedings and claims arising out of its business, that cover a wide range of matters, including, among others, government investigations, environment liability and tax matters.

An accrual for a loss contingency is recognized when it is probable that an asset had been impaired or a liability had been incurred and the amount of loss can be reasonably estimated.

Recently issued accounting standards

We do not expect the adoption of recently issued accounting pronouncements to have a significant impact on our results of operations, financial position or cash flow.

F8

3.  GOING CONCERN

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. The Company currently has working capital deficit, no sources of recurring revenue and has generated cumulative net losses of $418,578 during the period from June 14, 2010 (inception) through June 30, 2011.

In the course of its development activities, the Company has sustained and continues to sustain losses. The Company cannot predict if and when the Company will generate profits. The Company expects to finance its operations primarily through debt or equity financing.

These conditions raise substantial doubt about the Company’s ability to continue as a going concern. The Company’s continuation as a going concern is dependent on its ability to meet its obligations, to obtain additional financing as may be required until such time as it can generate sources of recurring revenues and to ultimately attain profitability. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

4.  SIGNIFICANT CONCENTRATIONS, RISKS AND UNCERTAINTIES

The majority of the Company's operations are carried out in the PRC. Accordingly, the Company's business, financial condition and results of operations may be influenced by the political, economic and legal environments in the PRC, and by the general state of the PRC's economy.

The Company's operations in the PRC are subject to specific considerations and significant risks not typically associated with companies in the North America and Western Europe. These include risks associated with, among others, the political, economic and legal environments and foreign currency exchange. The Company's results may be adversely affected by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

5.  ACQUISITION OF GAME UNDER DEVELOPMENT

On May 1, 2011, a set of online game software named Demon Immortal was transferred from Kopere Limited to Surna HK. Kopere is majority-owned by Cherry Ping Wai Lim. Therefore, Kopere is related to but only at 50% common control with Surna HK.

The transfer price of Demon Immortal was agreed at $769,231 (6 million HKD), which is shown as an amount due to a related party and corresponding compensation expense.

6.  COMMON STOCK

On November 1, 2010, the Company received $100 for the sale of 100 common shares at $1 per share. On June 27, 2011, the Company received $425 for the sale of 425 common shares at $1 per share.

7.  RELATED PARTY TRANSACTIONS

As of June 30, 2011 and December 31, 2010, the Company had a balance due to related parties of $1,198,470 and $97,387, respectively. This advance is from the Company’s directors which is non-interest bearing, unsecured and due on demand.

F9

8.  SUBSEQUENT EVENTS

On September 1, 2011, pursuant to a Share Exchange Agreement entered into on August 10, 2011, Surna Inc., a publicly reporting Nevada corporation, acquired the Company in exchange for the issuance of 20,000,000 common shares to Lim Clarke & Co Limited, a company owned and controlled by Cherry Ping-Wai Lim and Richard George Clarke. The merger will be accounted for as among entities under common control.

F10